UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      September 28, 2007
                                                ______________________________



                      Willow Financial Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



      Pennsylvania                      000-49706                 80-0034942
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



170 South Warner Road, Wayne, Pennsylvania                          19087
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code        (610) 995-1700
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
        (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On October 1, 2007, Willow Financial Bancorp, Inc. (the "Company") reported that it filed its Annual Report on Form 10-K for the year ended June 30, 2007 (the "2007 Form 10-K"). The Company's net income for the year ended June 30, 2007 was $8.4 million, or $0.54 per diluted share, rather than $9.3 million, or $0.60 per diluted share, as previously reported in the Company's press release dated August 8, 2007. In addition, as described in the 2007
Form 10-K, the Company also adjusted its results for each of the other quarters in fiscal 2007.

     For additional information, reference is made to the Company's press release dated October 1, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the Securities and Exchange Commission (the "SEC") and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
           -------------------------------------------------------------------

     (a) On September 28, 2007, the Company finalized its 2007 Form 10-K. The 2007 Form 10-K corrected the Company's results of operations for the fiscal year ended June 30, 2007 previously reported in the Company's press release dated August 8, 2007 as well as each of the first three quarters in fiscal 2007 as reflected in the Company's Quarterly Reports on Form 10-Q for the quarters ended September 30, 2006, December 31, 2006 and March 31, 2007 (collectively, the "Previously Issued Financial Statements"). At its meeting on September 28, 2007, the Audit Committee of the Company's Board of Directors concluded that the Previously Issued Financial Statements should no longer be relied upon.

     As described in Management's Report on Effectiveness on Internal Control Over Financial Reporting included in Item 9A of the 2007 Form 10-K, "Controls and Procedures," which is incorporated herein by reference, in connection with the completion of management's testing of internal controls and a review of the Company's financial statements for the year ended June 30, 2007, two deficiencies in internal control over financial reporting were identified that represented material weaknesses in the Company's internal control over financial reporting as of June 30, 2007. These deficiencies are (1) inadequate review and analysis of financial statement account reconciliations related to the support for the manual posting of accounting entries and (2) application of accounting resources to effectively evaluate the financial reporting impact of significant matters. These material weaknesses resulted in errors that were material to interest income, interest expense, non-interest income, and non-interest expense, including the related income tax expense effect, in each of the first three quarters' financial statements for fiscal year 2007, which have been restated, and the preliminary June 30, 2007 financial statements, which were corrected prior to issuance of the audited financial statements included in the 2007 Form 10-K. In response to these material weaknesses, and as more fully described in management's report included in Item 9A of the 2007 Form 10-K, the Company has instituted corrective actions to remediate the material weaknesses on an ongoing basis.








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     Management and the Audit Committee have discussed with KPMG LLP, the
Company's independent registered public accounting firm, the matters disclosed in this Form 8-K pursuant to this Item 4.02(a).


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not applicable.
     (d)  Exhibits

     The following exhibits are included herewith.

     Exhibit Number        Description
     -----------------     ----------------------------------------
     99.1                  Press release dated October 1, 2007



































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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WILLOW FINANCIAL BANCORP, INC.



Date:  October 1, 2007        By:  /s/ Joseph T. Crowley
                                   ------------------------------------
                                   Joseph T. Crowley
                                   Chief Financial Officer







































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                             INDEX TO EXHIBITS

     Exhibit Number        Description
     -------------------   ------------------------------------------
     99.1                  Press release dated October 1, 2007